UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06665

T. Rowe Price Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Mid-Cap Growth Fund	December 31, 2019
RPMGX	Investor Class
PAMCX	Advisor Class
RRMGX	R Class
RPTIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE MID-CAP GROWTH FUND

HIGHLIGHTS

■	Mid-cap growth stocks recorded stellar returns in 2019, helping our fund notch its best annual gain since 2013.

■	Our wariness toward overextended valuations, particularly in the technology sector, led to the fund moderately underperforming its benchmark.

■	Our stock selection within sectors benefited returns, however. Our technology holdings outperformed even those in the Russell Midcap Growth Index, returning over 48% on a weighted basis.

■	We believe valuations will eventually move back in line with fundamentals, but experience has taught us that periods of market excess can persist for some time.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Management’s Discussion of Fund Performance

Fellow Shareholders

Mid-cap growth stocks recorded stellar returns in 2019, helping our fund record its fifth-best annual gain in its 28-year history and its best return since 2013. We must admit that the market’s sharp rise in the face of elevated valuations, stagnant earnings, and a sluggish global economy felt a bit surreal to us, however. Our skepticism was reflected in the fund’s modest underperformance relative to its benchmark, which in turn reflected our higher-than-usual cash position and our significant underweight in technology, the market’s highest-flying sector. Conversely, our stock selection—even within the tech sector—bolstered our results, reflecting a durable research process that has delivered strong results over almost three decades. While we have experienced bouts of underperformance in previous periods of market excess, we view them as an acceptable tradeoff for our risk-aware and valuation-sensitive approach.

The Mid-Cap Growth Fund returned 31.53% in the 12 months ended December 31, 2019. The fund lagged its benchmark and peer group index but remained favorably ranked relative to its competitors over longer time periods. It is also the top-ranked fund of its kind since its inception in 1992. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Fund 283 of 407, 160 of 375, 64 of 343, 22 of 267, and 1 of 21 funds in the mid-cap growth funds category for the 1-, 3-, 5-, and 10-year and since-inception periods ended December 31, 2019, respectively. Returns for the Advisor, R, and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The hurdles that the market had to clear in 2019 were daunting. Global growth slowed considerably over the year, with the manufacturing sector falling into recession in almost every major economy. The U.S.-China trade war heated up further in the spring and reached a point of peak intensity in August, when President Donald Trump imposed a range of new tariffs on Chinese imports and threatened additional measures for later in the year. The populist backlash against free trade and open markets was not restricted to the U.S., however, and it seemed highly likely for much of the year that the UK would crash out of the eurozone in a no-deal Brexit. Meanwhile, the two parties in Washington seemed to agree on nothing except their readiness to push the federal deficit back up above the $1 trillion level. Against all this, corporate earnings growth stalled as the impact of the 2018 tax cuts faded and export markets slumped. Yet the market climbed throughout almost the entire year, with the S&P 500 Index recording only two monthly losses in 2019.

What accounts for the market’s resilience? A variety of explanations are possible, but to us one seems glaring—central banks’ continued inflation of asset prices. As the year began, Federal Reserve Chair Jerome Powell stated that policymakers were ready “to use all our tools to support the economy,” signaling that the Fed would call a halt to its program of slow rate increases. By the spring, he and other officials began communicating that they would, in fact, begin cutting rates in what they termed a “midcycle adjustment.” Three quarter-point cuts followed in the summer and fall, bringing the federal funds rate by October back down to a range of 1.50%–1.75%—an astonishing level with the unemployment rate at a 50-year low. Meanwhile, President Trump complained that the Fed should, in fact, push interest rates into negative territory to compete with the even more radical policy being pursued by the European Central Bank (ECB). “Give me some of that money!” he joked to the Economic Club of New York in November.

The Fed also joined the ECB in expanding its balance sheet in 2019. In September, the Fed began buying Treasury bills to help stabilize short-term lending markets—a strategy that Dallas Fed Governor Steven Kaplan has recently acknowledged as a form of quantitative easing. By buying trillions in sovereign and even corporate debt over the past decade, central banks have flooded the global economy with liquidity, an experiment defended as necessary to fend off recession and economic hardship. As we have long argued, the dollars, euros, and yen did not flow into the pockets of the poor and middle classes, as intended, but rather into financial assets overwhelmingly benefiting the rich. The U.S. stock market has been one of the primary recipients of these flows, which have helped stock prices rise much faster than corporate profits. Hence, the S&P 500 rose by nearly a third in 2019, even as overall profits for its companies declined slightly.

While investors might enjoy the gains for now, we caution that they are likely to have come at a steep price. Most obviously, higher current valuations should be expected to weigh on future returns, but the flood of liquidity has also distorted markets in dangerous ways. Borrowing from Lewis Carroll, central banks seem to have guided investors “through the looking glass” into a world in which everything is exactly reversed. Some of the “curious and curiouser” investment precepts of 2019:

Profitability is unappealing. Within the mid-cap growth universe, companies with no earnings performed best in 2019.

Conversely, high valuations are attractive. To the extent they had earnings, companies with the highest price-to-earnings ratios performed best. Momentum ruled, with investors piling into the companies that had already outperformed—a strategy pursued on autopilot by index funds, which buy more of a company as its market capitalization increases.

Dilution is welcome. Companies with the highest level of stock-based compensation—or the highest level of options expense relative to earnings—performed best in 2019. Investors apparently looked forward to employees cashing in their shares in future years, thereby diluting earnings gains for existing shareholders.

…and illiquid, private companies trump more liquid, public markets. One of the fundamentals taught in business school is that stocks in public markets should trade at premium because of the relative ease with which they can be bought or sold. In 2019, however, privately traded stocks were notably more expensive than public ones, resulting in a liquidity discount for public companies. Stock volatility is viewed as a proxy for risk, and we surmise that some investors are equating the infrequent pricing changes in private markets with lower risk. In effect, they’re falling prey to an illusion of stability.

These factors heavily favored growth stocks over value shares in 2019. Technology shares led the gains within the Russell Midcap Growth Index, returning over 44%, while the beleaguered energy sector performed worst, gaining 8%. We saw glimmers of a reversal in the final month of the year when value stocks outperformed among mid- and small-caps. As of this writing, however, growth has resumed its lead. Mega-cap growth shares have also recently towered above all, as they did for much of 2019.

PORTFOLIO REVIEW

Technology ended the year representing slightly over a third of the Russell Midcap Growth Index but only about 20% of our fund. While owning more of the market-leading sector would have benefited our results, the stocks we did hold performed exceptionally well, returning over 48% overall. We described the strong performance of Agilent Technologies, Keysight Technologies, and Worldpay in our semiannual letter. Strong performers in the back half of the year included Microchip Technology, a leader in microcontrollers—essentially, computers shrunk down to a single chip—as well as other types of devices used for specialized purposes. The company’s shares rallied as investors anticipated a rebound in global semiconductor demand. In June, we participated in the initial public offering (IPO) of Slack Technologies (in which we also held a small position when it was a private company), one of our few detractors from absolute returns in the sector. A provider of cloud-based messaging software, Slack suffered from a service outage and an unexpected deceleration in its revenue growth. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

We have long held an overweight position in industrials and business services shares, although we have moderated it in recent years as valuations in the sector have become less compelling. Our standout performer here was L3Harris Technologies, the product of a June 2019 merger of two fund holdings, L3 Technologies and Harris. The company specializes in secure communications products such as tactical radios, defense electronics, and space and intelligence systems. The company beat earnings expectations, helped by robust defense spending and cost savings brought about by the merger. We have recently trimmed our large position.

Health care stocks trailed the overall market, but we enjoyed strong results from several of our holdings. Our standout performer was medical device maker Teleflex, a longtime holding. The company continued to enjoy strong earnings growth from savvy acquisitions of new product lines, particularly in health care consumables such as specialized surgical bandages. Medical instrument makers were another source of gains for the fund. Bruker, which makes scientific instruments used in medical research, was also particularly strong after beating earnings estimates. A new position in generic drugmaker Amneal Pharmaceuticals was a notable disappointment as the company proved slow to introduce new products. Competition has also been more intense than we realized, and we liquidated our position. Meanwhile, Alkermes fell sharply following disappointing sales of several marketed products and a significant regulatory setback for its depression drug.

Our top contributor over the past six months was Burlington Stores, the third-largest off-price retailer in the U.S. The off-price sector has become the modern version of the department store, with Marshalls, Ross, and Burlington leading the way. Burlington has navigated the trend from traditional clothing to more casual athleisure wear quite nimbly. Unfortunately, affordable luxury holding company Tapestry has not adapted as well to changing fashion tastes and was one of our largest underperformers. Its Coach division has suffered as older shoppers turn to higher-end luxury brands such as Louis Vuitton and younger women dispense with handbags entirely. Moreover, its recently acquired Kate Spade division has stumbled badly.

Finally, a word about WeWork. In 2014, we made a small private investment in this upstart provider of amenity-rich office space which unfortunately has since caused us outsized headaches and disappointments. Explicit in our investment was an understanding with WeWork’s management that they would slow the company’s blistering pace of growth and focus instead on developing a more sustainable business strategy. They took our advice for a few months, but new investors soon arrived who convinced management to put its foot back on the accelerator.

Massive losses soon followed, but the CEO promised profitability was just over the horizon. We did not take him at his word, and we communicated to WeWork’s management and board our displeasure with its eroding corporate governance. In 2017 and again in 2019, we sold stock in tenders totaling about 16% of our shares and 50% of our initial investment. We also had a tentative deal to sell our remaining shares to a large investor in early 2019. Unfortunately, WeWork’s management had to approve the transaction, and they refused. In the wake of intense public scrutiny, WeWork abandoned its IPO plans this fall, leaving our remaining shares worth a fraction of their earlier valuation.

While it’s possible that WeWork’s new management will improve operations somewhat, we are ready to declare this a terrible investment. We seek to learn from our missteps, and it is clear that we misread the motivations of WeWork’s management and our investment partners. Fortunately, our cautious approach toward the private market limited the damage. We have invested in about a dozen private companies over the past decade, and many of them have performed quite well. These investments, and the many additional private companies that we consider but don’t invest in, often provide us useful insights into changing industry dynamics, the impact of technological disruption, and future competition facing our existing holdings. Each investment has been small, however, and we ended 2019 with just 0.57% of our portfolio in non-listed securities. In short, we believe the WeWork debacle was an error in judgment, not in process.

INVESTMENT STRATEGY AND OUTLOOK

The market’s continuing surge is being described as a “melt-up”—surely another phenomenon worthy of Lewis Carroll. It is unclear what will bring the rally to an end, much less when it will happen, but we can imagine several dire scenarios that would undermine confidence and might even spark the next bear market. For example, one possibility is that the dollar will fall victim to the nation’s trillion-dollar deficits, which rely heavily on funding from non-U.S. investors. A cheaper dollar and other forces might also reignite inflation, forcing the Fed to move quickly back to a tighter monetary regime. The market stumbled badly when the federal funds reached a little over 2% in late 2018; how it would fare if rates moved back to a more normal range of 4% or 5% is sobering to ponder.

Yet we can also envision a gradual draining of excesses that slowly brings valuations back in line with fundamentals. We expect that 2020 might be the year that some of the excitement in private markets begins to subside, reducing stretched valuations and encouraging promising companies to come to the public markets earlier. According to Strategas, the private equity market is worth nearly $6 trillion today compared with about $500 million in 2000. During that time period, the number of public companies has almost halved. Even a partial reversal of this shift might bring some sobriety to markets and create additional opportunities for many investors.

In this light, the mixed reception recently given to some recent IPOs may be a hopeful sign. The year 2019 was slated to be the year that a wave of “unicorns”—tech-oriented companies with private valuations in excess of $1 billion—cashed in with public offerings. Real estate agents in San Francisco and the Valley braced for the arrival of a legion of newly minted millionaires, and the private equity firms that had backed them eagerly awaited their paydays. The results were underwhelming or, in the case of WeWork, a bust. Two of the largest IPOs, for example, were ride-sharing companies Lyft and Uber Technologies, which saw their shares promptly drop 51% and 33%, respectively.

How quickly valuations move back in line with fundamentals and when this will occur is anyone’s guess. In the nearly three decades that we have been running the fund, we have seen periods of excess last much longer than we anticipated. For this reason and others, we have not drastically raised our cash position or abandoned our mandate by becoming value managers.

Rather, we are redoubling our efforts to find companies where the tradeoff between risk and reward is attractive. Very few stocks in our investment universe are attractive on an absolute basis, but even in the technology sector, we are finding cases where moderately elevated valuations appear justified based on the company’s potential. As mentioned above, our fundamental process and the careful research of our analysts helped us select some very good stocks in 2019, and we are confident that these efforts will continue to benefit our shareholders in the years ahead.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

January 17, 2020

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/19
Teleflex	2.5%
Cooper Companies	2.0
Hologic	2.0
Microchip Technology	1.8
Ball	1.7
IAC/InterActiveCorp	1.7
Agilent Technologies	1.6
Willis Towers Watson	1.5
Global Payments	1.4
Dollar General	1.4
Norwegian Cruise Line Holdings	1.4
Textron	1.4
MGM Resorts International	1.4
Bruker	1.4
Sensata Technologies Holding	1.3
Catalent	1.3
Gardner Denver Holdings	1.3
Concho Resources	1.3
Keysight Technologies	1.3
Fiserv	1.2
IDEX	1.2
L3Harris Technologies	1.2
Burlington Stores	1.2
Sempra Energy	1.1
FleetCor Technologies	1.1
Total	**36.7%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/19

Best Contributors		Worst Contributors	
Burlington Stores	32¢	WeWork	-28¢
Skyworks Solutions	31	Workday	-27
Microchip Technology	31	Textron	-25
Teleflex	31	SAGE Therapeutics	-16
Fiserv	27	ServiceMaster Global Holdings	-15
DocuSign	26	Ball	-13
Seattle Genetics	26	Concho Resources	-13
Agilent Technologies	21	ICU Medical	-13
IAC/InterActiveCorp	20	Tapestry	-12
MGM Resorts International	20	Ulta Beauty	-12
Total	**265¢**	**Total**	**-174¢**

12 Months Ended 12/31/19

Best Contributors		Worst Contributors	
Teleflex	85¢	WeWork	-26¢
Keysight Technologies	73	Amneal Pharmaceuticals*	-21
L3Harris Technologies	70	Tapestry	-17
Worldpay*	68	Alkermes	-16
Microchip Technology	63	Concho Resources	-15
Catalent	57	ICU Medical	-8
Bruker	56	Centennial Resource Development*	-8
Ball	50	Cabot Oil & Gas*	-7
Fiserv	47	Sprouts Farmers Market	-7
Dollar General	44	MEDNAX*	-5
Total	**613¢**	**Total**	**-130¢**

*Position eliminated.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
COMMON STOCKS 95.5%		
COMMUNICATION SERVICES 2.1%		
Entertainment 0.5%		
Spotify Technology (1)	1,150,000	171,982
		171,982
Interactive Media & Services 1.6%		
IAC/InterActiveCorp (1)	2,300,000	572,953
		572,953
Total Communication Services		744,935
CONSUMER DISCRETIONARY 14.1%		
Auto Components 1.3%		
Aptiv	3,500,000	332,395
Visteon (1)(2)	1,400,000	121,226
		453,621
Diversified Consumer Services 0.4%		
ServiceMaster Global Holdings (1)	3,949,482	152,687
		152,687
Hotels, Restaurants & Leisure 6.0%		
Darden Restaurants	875,000	95,384
Dunkin' Brands Group	2,500,000	188,850
Hilton Worldwide Holdings	2,500,000	277,275
Marriott International, Class A	1,500,000	227,145
MGM Resorts International	14,500,000	482,415
Norwegian Cruise Line Holdings (1)	8,500,000	496,485
Vail Resorts	1,250,000	299,787
		2,067,341
Internet & Direct Marketing Retail 0.1%		
Chewy, Class A (1)	550,000	15,950
		15,950
Multiline Retail 2.3%		
Dollar General	3,200,000	499,136

Dollar Tree (1)	3,250,000	305,662
		804,798
Specialty Retail 2.9%		
Burlington Stores (1)	1,750,000	399,053
CarMax (1)	1,400,000	122,738
O'Reilly Automotive (1)	500,000	219,130
Tiffany	997,900	133,369
Ulta Beauty (1)	450,000	113,913
		988,203
Textiles, Apparel & Luxury Goods 1.1%		
Levi Strauss, Class A (2)	2,500,000	48,225
Tapestry	6,000,000	161,820
Under Armour, Class C (1)	3,000,000	57,540
VF	1,277,670	127,333
		394,918
Total Consumer Discretionary		4,877,518
CONSUMER STAPLES 2.1%		
Food & Staples Retailing 1.2%		
Casey's General Stores (2)	1,925,000	306,056
Sprouts Farmers Market (1)(2)	6,000,000	116,100
		422,156
Food Products 0.9%		
Conagra Brands	3,750,000	128,400
TreeHouse Foods (1)(2)	3,500,000	169,750
		298,150
Total Consumer Staples		720,306
ENERGY 2.4%		
Oil, Gas & Consumable Fuels 2.4%		
Concho Resources	5,000,000	437,850
Continental Resources	3,500,000	120,050
Pioneer Natural Resources	1,400,000	211,918
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $4,038 (1)(3)(4)	1,337	6,953

Venture Global LNG, Series C, Acquisition Date: 10/16/17 - 3/8/18, Cost $33,184 (1)(3)(4)	9,021	46,909
Total Energy		823,680
FINANCIALS 8.7%		
Banks 1.0%		
Fifth Third Bancorp	5,000,000	153,700
Webster Financial	3,300,000	176,088
		329,788
Capital Markets 3.4%		
Cboe Global Markets	2,500,000	300,000
E*TRADE Financial	4,500,000	204,165
KKR, Class A	7,000,000	204,190
MarketAxess Holdings	375,000	142,166
TD Ameritrade Holding	3,745,400	186,147
Tradeweb Markets, Class A	2,900,000	134,415
		1,171,083
Consumer Finance 0.2%		
SLM	7,500,000	66,825
		66,825
Insurance 4.1%		
Assurant	2,000,000	262,160
Axis Capital Holdings	3,500,000	208,040
Fidelity National Financial	8,000,000	362,800
Progressive	1,250,000	90,487
Willis Towers Watson	2,500,000	504,850
		1,428,337
Total Financials		2,996,033
HEALTH CARE 20.3%		
Biotechnology 3.3%		
ACADIA Pharmaceuticals (1)	750,000	32,085
Alkermes (1)	7,500,000	153,000
Alnylam Pharmaceuticals (1)	1,200,000	138,204
Argenx, ADR (1)	600,000	96,312
Ascendis Pharma, ADR (1)	425,000	59,126

Incyte (1)	1,850,000	161,542
Neurocrine Biosciences (1)	1,500,000	161,235
Sage Therapeutics (1)	500,000	36,095
Sarepta Therapeutics (1)	500,000	64,520
Seattle Genetics (1)	2,100,000	239,946
		1,142,065
Health Care Equipment & Supplies 8.9%		
Alcon (1)	3,250,000	183,852
Cooper	2,200,000	706,838
Exact Sciences (1)	1,900,000	175,712
Hologic (1)(2)	13,500,000	704,835
ICU Medical (1)	800,000	149,696
IDEXX Laboratories (1)	373,573	97,551
Teleflex (2)	2,340,000	880,870
West Pharmaceutical Services	1,200,000	180,396
		3,079,750
Health Care Providers & Services 0.5%		
Acadia Healthcare (1)(2)	5,200,000	172,744
		172,744
Health Care Technology 0.3%		
Veeva Systems, Class A (1)	800,000	112,528
		112,528
Life Sciences Tools & Services 4.5%		
Agilent Technologies	6,500,000	554,515
Avantor (1)	11,500,000	208,725
Bruker (2)	9,400,000	479,118
PRA Health Sciences (1)	2,750,000	305,663
		1,548,021
Pharmaceuticals 2.8%		
Catalent (1)(2)	8,000,000	450,400
Elanco Animal Health (1)	9,000,000	265,050
Perrigo	5,000,000	258,300
		973,750
Total Health Care		7,028,858

INDUSTRIALS & BUSINESS SERVICES 17.8%

Aerospace & Defense 3.2%		
BWX Technologies	3,200,000	198,656
L3Harris Technologies	2,150,000	425,421
Textron	11,000,000	490,600
		1,114,677
Airlines 0.8%		
Alaska Air Group	1,500,000	101,625
United Airlines Holdings (1)	2,000,000	176,180
		277,805
Building Products 0.3%		
Allegion	700,000	87,178
		87,178
Commercial Services & Supplies 0.4%		
Waste Connections	1,500,000	136,185
		136,185
Electrical Equipment 1.3%		
Sensata Technologies Holding (1)(2)	8,500,000	457,895
		457,895
Industrial Conglomerates 1.0%		
Roper Technologies	1,000,000	354,230
		354,230
Machinery 5.3%		
Colfax (1)(2)	8,250,000	300,135
Fortive	4,500,000	343,755
Gardner Denver Holdings (1)(2)	12,250,000	449,330
IDEX	2,500,000	430,000
Xylem	3,750,000	295,462
		1,818,682
Professional Services 4.6%		
Clarivate Analytics (1)	8,850,000	148,680
CoStar Group (1)	500,000	299,150
Equifax	1,150,000	161,138

IHS Markit (1)	3,750,000	282,563
TransUnion	4,250,000	363,842
Verisk Analytics	2,250,000	336,015
		1,591,388
Road & Rail 0.9%		
JB Hunt Transport Services	2,750,000	321,145
		321,145
Total Industrials & Business Services		6,159,185
INFORMATION TECHNOLOGY 20.3%		
Electronic Equipment, Instruments & Components 3.4%		
Cognex	1,380,501	77,363
Corning	11,500,000	334,765
FLIR Systems	2,300,000	119,761
Keysight Technologies (1)	4,250,000	436,178
National Instruments	5,250,000	222,285
		1,190,352
IT Services 6.7%		
Black Knight (1)	2,750,000	177,320
CoreLogic (1)(2)	6,150,000	268,817
Fidelity National Information Services	1,997,500	277,832
Fiserv (1)	3,742,000	432,687
FleetCor Technologies (1)	1,300,000	374,036
Gartner (1)	1,000,000	154,100
Global Payments	2,744,100	500,963
Shopify, Class A (1)	24,970	9,928
WEX (1)	624,923	130,896
		2,326,579
Semiconductors & Semiconductor Equipment 5.8%		
Entegris	3,100,000	155,279
Marvell Technology Group	13,750,000	365,200
Maxim Integrated Products	4,000,000	246,040
Microchip Technology	5,800,000	607,376
Skyworks Solutions	2,500,000	302,200

Xilinx	3,250,000	317,752
		1,993,847
Software 4.4%		
Atlassian, Class A (1)	1,800,000	216,612
Ceridian HCM Holding (1)	4,000,000	271,520
DocuSign (1)	3,750,000	277,913
Slack Technologies, Class A (1)	3,250,000	73,060
Splunk (1)	2,000,000	299,540
SS&C Technologies Holdings	1,750,000	107,450
Workday, Class A (1)	1,600,000	263,120
Zoom Video Communications, Class A (1)	250,000	17,010
		1,526,225
Total Information Technology		7,037,003
MATERIALS 5.6%		
Chemicals 1.7%		
Air Products & Chemicals	900,000	211,491
RPM International	3,750,000	287,850
Valvoline	3,745,400	80,189
		579,530
Construction Materials 0.3%		
Martin Marietta Materials	400,000	111,856
		111,856
Containers & Packaging 3.1%		
Avery Dennison	2,000,000	261,640
Ball	9,250,000	598,197
Sealed Air	5,500,000	219,065
		1,078,902
Metals & Mining 0.5%		
Kirkland Lake Gold	4,000,000	176,280
		176,280
Total Materials		1,946,568

REAL ESTATE 0.0%		
Real Estate Management & Development 0.0%		
WeWork, Class A, Acquisition Date: 5/26/15, Cost $3,315 (1)(3)(4)	233,899	3,293
Total Real Estate		3,293
UTILITIES 2.1%		
Electric Utilities 0.6%		
Eversource Energy	2,500,000	212,675
		212,675
Gas Utilities 0.4%		
Atmos Energy	1,100,000	123,046
		123,046
Multi-Utilities 1.1%		
Sempra Energy	2,500,000	378,700
		378,700
Total Utilities		714,421
Total Common Stocks (Cost $20,694,499)		**33,051,800**
CONVERTIBLE PREFERRED STOCKS 0.4%		
CONSUMER DISCRETIONARY 0.3%		
Automobiles 0.2%		
Rivian Automotive, Series D, Acquisition Date: 12/23/19, Cost $60,831 (1)(3)(4)	5,661,867	60,831
		60,831
Internet & Direct Marketing Retail 0.1%		
Roofoods, Series F, Acquisition Date: 9/12/17, Cost $42,389 (1)(3)(4)	119,888	46,594
Roofoods, Series G, Acquisition Date: 5/16/19, Cost $1,380 (1)(3)(4)	3,301	1,380
		47,974
Total Consumer Discretionary		108,805

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has four classes of shares: the Mid-Cap Growth Fund (Investor Class), the Mid-Cap Growth Fund–Advisor Class (Advisor Class), the Mid-Cap Growth Fund–R Class (R Class), and the Mid-Cap Growth Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries, and R Class shares are available through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2019, the fund realized $231,257,000 of net gain on $483,356,000 of in-kind redemptions.

New Accounting Guidance Effective January 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2019, totaled $(118,287,000) for the year ended December 31, 2019. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2019, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,994,622,000 and $8,280,220,000, respectively, for the year ended December 31, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to redemptions in kind, a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the recharacterization of distributions. For the year ended December 31, 2019, the following reclassification was recorded:

Distributions during the years ended December 31, 2019 and December 31, 2018, were characterized for tax purposes as follows:

At December 31, 2019, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion and 0.30% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and Advisor Class. For the year ended December 31, 2019, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $3,199,000 for T. Rowe Price Services, Inc.; and $6,004,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2019, the fund was charged $424,000 for shareholder servicing costs related to the college savings plans, of which $346,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2019, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2019, the fund was allocated $122,000 of Spectrum Funds’ expenses and $5,782,000 of Retirement Funds’ expenses. Of these amounts, $2,005,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2019, approximately 16% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2019, approximately 17% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2019, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2019.

NOTE 6 - INTERFUND LENDING PROGRAM

Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2019, the fund earned less than $1,000 in interest income related to loans made to other funds on one day in the average amount of $3,100,000 and at an average annual rate of 2.86%. At December 31, 2019, there were no loans outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Mid-Cap Growth Fund, Inc. (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$13,922,000 from short-term capital gains.

■	$2,150,631,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $79,856,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $79,856,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2001 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [189]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Mid-Cap Growth Fund	Principal Occupation(s)

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian W.H. Berghuis, CFA (1958) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Donald J. Easley, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph B. Fath, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert J. Marcotte (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jason Nogueira, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vivek Rajeswaran (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Justin P. White (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ashley R. Woodruff, CFA (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,227,000 and $2,544,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 14, 2020